Filed Pursuant to Rule 497(e)
File Nos. 333-179562; 811-22668

Defiance Connective Technologies ETF
(the “Fund”)

Supplement dated October 24, 2025 to the
Summary Prospectus, Prospectus, and Statement of Additional Information,
each dated April 30, 2025

THIS SUPPLEMENT CONTAINS IMPORTANT INFORMATION ABOUT CHANGES TO THE FUND’S NAME, INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND INVESTMENT POLICIES EFFECTIVE ON OR ABOUT DECEMBER 23, 2025.

The following information supplements and should be read in conjunction with the Fund’s Summary Prospectus, Prospectus and SAI.
At the recommendation of Defiance ETFs, LLC, the Fund’s investment adviser, the Board of Trustees of ETF Series Solutions has approved changes to the Fund’s name, investment objective, investment strategies, and investment policies. These changes are scheduled to go into effect on or about December 23, 2025. The Fund’s management fee and expense ratio will not change.
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Change to the Fund’s Name, Index’s Name, and Investment Objective

	Current	New
Fund Name	Defiance Connective Technologies ETF	Defiance AI Hyperscalers & Connective Tech ETF
Index Name	BlueStar® Connective Technologies Index	MarketVector AI Hyperscale Connectivity Leaders Index
Investment Objective	The Fund seeks to track the total return performance, before fees and expenses, of the BlueStar® Connective Technologies Index (the “Index”).	The Fund seeks to track the total return performance, before fees and expenses, of the MarketVector AI Hyperscale Connectivity Leaders Index (the “Index”)
Ticker	SIXG	AIX
Changes to the Fund’s Principal Investment Strategies
The disclosure found in the “Principal Investment Strategies” section, beginning on page 3 of the Fund’s Prospectus and page 1 of the Fund’s Summary Prospectus, is hereby deleted in its entirety and replaced with the following:
Principal Investment Strategies
The Fund uses a “passive management” (or indexing) approach to track the total return performance, before fees and expenses, of the Index.

MarketVector AI Hyperscale Connectivity Leaders Index
The Index is a thematic index that tracks the performance of U.S.-listed companies offering (i) artificial intelligence (“AI”) hyperscale and cloud technologies, (ii) AI semiconductors and hardware, and/or (iii) hardware, software, or services related to the rollout of 5G or 6G networks or other connective technologies (collectively, “AI Hyperscalers and Connective Technology Companies”), as determined by MarketVector Indexes Gmb (“MarketVector” or the “Index Provider”). AI Hyperscalers and Connective Technology Companies include:
a.companies that derive 50% of revenue from cloud providers that offer scalable AI services and data infrastructure used to develop and deploy AI and machine learning models (“Hyperscalers”);
b.companies that derive 50% of revenue from:
i.semiconductors and hardware used to employ AI-specific technology, and/or
ii.a segment or product line where those products are used for AI or machine learning; and
c.companies whose business activity, products, or services meet the technical standards for, are used in the development of, or are otherwise instrumental in the rollout of 5G or 6G networks and other connective technologies, and derive at least 50% of their revenue from the following technologies:
i.core carrier grade networking equipment including cellular antennas, routers, related semi-conductor devices and satellite-based internet technology and providers,
ii.mobile network operators (“MNOs”),
iii.enhanced mobile broadband chips and smart phone manufacturers,
iv.new radio technology, wireless network test and optimization equipment, cloud computing equipment,
v.software defined networking or network functions virtualization, including network and cloud analytics and monitoring platforms, and/or
vi.cell tower or data center real estate investment trusts (“REITs”).
Securities included in the Index must be listed on a U.S. exchange. With respect to securities that are not already Index constituents, to be eligible for inclusion in the Index, such securities must have: (i) a free-float of at least 10%, (ii) full market capitalization exceeding $150 million ($200 billion for Hyperscalers), (iii) a three-month average daily trading volume of at least $1 million for at least two of the latest three quarters, and (iv) at least 0.25 million shares traded per month over the last six months at least two of the latest three quarters. With respect to securities that are already Index constituents, to remain eligible for inclusion in the Index, such securities must have: (i) a free float of at least 5%, (ii) a full market capitalization exceeding $75 million ($100 billion for Hyperscalers), and (iii) a three-month average daily trading volume of at least $0.20 million for at least two of the latest three quarters. The Index will primarily consist of common stocks and securities with similar characteristics, including initial public offerings (“IPOs”), and will exclude limited partnerships. Only the three largest investable REITs and the three largest investable MNOs are included in the Index’s eligible universe.

At the time of each semi-annual Index rebalance and reconstitution, each of the AI Hyperscalers and Connective Technology Companies in the eligible universe is ranked by its free-float market capitalization. The Index targets 100 constituents, with a minimum of 50 constituents. The 75 largest members of the eligible universe based on float-adjusted market capitalization are selected for inclusion in the Index, and the remaining constituents are selected from the highest-ranking current Index constituents ranked between 76 and 125. If fewer than 100 constituents have been selected, the next largest members of the eligible universe will be selected until 100 constituents are selected.
The Index will be weighted according to a modified float-adjusted market cap weighting strategy. The maximum weight for any single Index constituent is the lesser of (i) 5% (1.5% for REITs, MNOs, and Hyperscalers), or (ii) the security’s three-month average daily trading volume in U.S. dollars divided by $200 million. If a security’s weight exceeds the maximum weight, its weight will be reduced to the maximum weight and the excess weight will be redistributed among all other uncapped index constituents equally. This process is repeated until no security has a weight exceeding the respective maximum weight. To reduce turnover, existing Index constituents will not be removed from the Index solely for not meeting the minimum market capitalization or liquidity criteria unless they do not meet such requirements for two consecutive reconstitutions.
The Index is rebalanced and reconstituted semi-annually in June and December. IPOs that meet the Index’s eligibility requirements may be added on a “fast-track addition” basis in between reconstitution dates.
The Fund’s Investment Strategy
Under normal circumstances, at least 80% of the Fund’s net assets (plus borrowings for investment purposes) will be invested in AI Hyperscalers and Connective Technology Companies, as defined above (i.e., the component securities of the Index).
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning the Fund will generally invest in all of the component securities of the Index in the same approximate proportions as in the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return, and other characteristics closely resemble the risk, return, and other characteristics of the Index as a whole, when the Fund’s sub-adviser believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index).
The Fund generally may invest in securities or other investments not included in the Index, but which the Fund’s sub-adviser believes will help the Fund track the Index. For example, the Fund may invest in securities that are not constituents of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions, and deletions).
To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index.
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The following disclosure is added to the “Principal Investment Risks” section found in the Fund’s Prospectus and Summary Prospectus:

Artificial Intelligence, Machine Learning and Deep Learning Investment Risk. Companies across a wide variety of industries, primarily in the technology sector, are exploring the possible applications of AI, machine learning and other deep learning technologies. The extent of such technologies’ versatility has not yet been fully explored. Consequently, the Fund’s holdings may include equity securities of operating companies that focus on or have exposure to a wide variety of activities in addition to their AI, machine learning and deep learning activities, and the economic fortunes of such companies may be tied to such other activities. Currently, there are few public companies for which AI, machine learning and deep learning technologies represent an attributable and significant revenue or profit stream, and such technologies may not ultimately have a material effect on the economic returns of companies in which the Fund invests. Companies that do have a focus on such technologies may rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. These companies also tend to engage in significant amounts of spending on research and development, and there is no guarantee that these products or services will be successful. The securities of such companies, especially smaller, start-up companies, also are typically more volatile than those of companies that do not rely heavily on technology.
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Changes to the Fund’s Investment Policies
The Fund’s non-fundamental policy in the “Investment Restrictions” section of the Statement of Additional Information is hereby deleted in its entirety and replaced with the following:
Under normal circumstances, at least 80% of the Fund’s net assets (plus borrowings for investment purposes) will be invested in AI Hyperscalers and Connective Technology Companies, as defined in the Prospectus (i.e., the component securities of the Fund’s underlying Index).
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Please retain this Supplement with your Summary Prospectus, Prospectus, and Statement of Additional Information for future reference.
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